As filed with the Securities and Exchange Commission on September 22, 2004
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2004


                            PHANTOM FIBER CORPORATION

             (Exact name of registrant as specified in its charter)

         Delaware                   001-15627                 04-2451506

  (State of incorporation    (Commission File Number)      (I.R.S. Employer
     or organization)                                     Identification No.)

      144 Front Street, Suite 580
        Toronto, Ontario CANADA                          M5J 2L7

(Address of principal executive offices)                (Zip Code)

               Registrant's telephone number, including area code:

                                 (416) 703-4007

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Item 2.01   Acquisition or Disposition of Assets.

      Phantom Fiber Corporation (the "Company") disposed of the all of the shares of its Prime Battery Products Limited ("Prime Battery") subsidiary plus additional assets and liabilities (together, the "Battery Business") in a transaction that was signed and consummated on September 15, 2004. A copy of the Purchase and Sale Agreement is attached as an exhibit to this Form 8-K.

      The assets and liabilities had previously been segregated as Assets and Liabilities of Discontinued Operations on the Consolidated Balance Sheet of the Company as at June 30, 2004. The results of operations of the Battery Business were identified as Loss from Operation of Discontinued Operations on the Condensed Consolidated Statement of Income and Comprehensive Income of the Company for the six month period ended June 30, 2004.

      The Battery Business was sold to Wireless Age Communications Inc. ("Wireless Age") for the following consideration: (i) 700,000 restricted common shares of Wireless Age; and (ii) 200,000 additional restricted common shares ("Earnout Shares") of Wireless Age as an earnout over a one year period. The Earnout Shares will be issuable on November 30, 2004, February 28, 2005, May 31, 2005 and August 31, 2005 if Prime Battery continues to earn royalties under existing agreements with Simmtronics Limited and SureCells Portable Power Ltd.

      Following completion of the aformentioned transaction, the Company now owns approximately 1,255,000 shares of Wireless Age (which will increase to 1,455,000 if the earnout is achieved) which represents approximately 5.4 % (which will increase to 6.3% if the earnout is achieved) of the total shares of Wireless Age outstanding.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective September 15, 2004, Mr. Steve Gesner resigned as a member of the Company's board of directors. The resignation of Mr. Gesner did not involve any disagreements with the Company on any matter relating to the Company's operations, policies or practices. Mr. Gesner has not requested that any matter be disclosed.

Item 9.01   Financial Statements and Exhibits.

(c)         Exhibits.

      2.1 Purchase and Sale Agreement, dated September 15, 2004, between Wireless Age Communications Inc. and Phantom Fiber Corporation concerning the disposition of Prime Battery Products Limited.

      99.1 Press Release of Phantom Fiber Corporation, dated September 16, 2004, concerning disposition by Phantom Fiber Corporation of Prime Battery Business to Wireless Age Communications Inc.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    PHANTOM FIBER CORPORATION
                                    (Registrant)

Date: September 22, 2004

                                    By:

                                    /s/ Vince Bulbrook
                                    ---------------------------------
                                    Name:  Vince Bulbrook
                                    Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No. 2.1   Purchase and Sale Agreement, dated September 15, 2004,
                  between Wireless Age Communications Inc. and Phantom Fiber
                  Corporation concerning the disposition of Prime Battery
                  Products Limited.

Exhibit No. 99.1  Press Release of Phantom Fiber Corporation, dated September
                  16, 2004, concerning disposition by Phantom Fiber Corporation of Prime Battery Business to Wireless Age Communications Inc.